UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                               November 16, 2004
                Date of Report (Date of Earliest Event Reported)


                                  ZiLOG, Inc.
             (Exact name of Registrant as specified in its charter)


           Delaware                     001-13748                 13-3092996
(State or other Jurisdiction       (Commission File No.)         (IRS Employer
      of Incorporation)                                     Identification No.)


                                532 Race Street
                           San Jose, California 95126
          (Address of principal executive offices, including zip code)


                                 (408) 558-8500
              (Registrant's telephone number, including area code)

===============================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 16, 2004, Michael D. Burger notified ZiLOG, Inc. (the "Registrant") that he will resign as the Registrant's President and as a member of the Registrant's Board of Directors, effective December 3, 2004. The Registrant has appointed Ramesh Ramchandani, Executive Vice President of Marketing, to assume the sales responsibilities of the Registrant on an interim basis. Mr. Ramchandani has also been appointed an executive officer of the Company reporting directly to James Thorburn, the Company's Chief Executive Officer and Chairman of the Board. A press release relating to Mr. Burger's resignation and Mr. Ramchandani's appointment is attached hereto as Exhibit 99.1.

Mr. Ramchandani, age 40, was appointed Executive Vice President of Marketing in November 2004. Mr. Ramchandani joined ZiLOG in July 2004, and between July 2004 and November 2004 he served as Senior Vice President of Marketing. From September 2000 to June 2004, Mr. Ramchandani served as the Vice President and General Manager of the Integrated Power Devices Division for ON Semiconductor Corp, a global supplier of advanced semiconductors for sophisticated electronics application within the portable, wireless, computing, consumer, networking, automotive, and industrial end-product markets. From March 1997 to September 2000, Mr. Ramchandani served as Director of Worldwide Sales/Marketing and Applications for Celeritek, Inc. Celeritek designs and manufactures gallium arsenide, or GaAs, semiconductor components used in the transmission of voice, video and data over wireless communications networks and systems. Prior to Celeritek, he held various senior management positions in marketing and engineering with Mitsubishi Electronics America, Fujitsu Compound Semiconductor, and Avantek. Mr. Ramchandani graduated from Cornell University's Johnson Graduate School of Management with a Master of Business Administration
(MBA). Mr. Ramchandani holds a Bachelor of Science in Electrical Engineering
(BSEE) from San Jose State University.

Item 9.01  Financial Statements and Exhibits

      (c)  Exhibits.

           The following exhibit is furnished with this report on Form 8-K:


           99.1    ZiLOG, Inc. press release dated November 19, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ZiLOG, INC.


                                         By: /s/ John Rodman
                                            -----------------------------
                                            John Rodman
                                            Vice President and Corporate
                                            Controller

Date: November 22, 2004

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EXHIBIT
NUMBER              DESCRIPTION
-------             -----------

99.01               Press release dated November 19, 2004.